UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03162

Active Asset Tax-Free Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	June 30, 2010

Date of reporting period:	June 30, 2010

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Active Assets Tax-Free Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended June 30, 2010

Market Conditions

Overall, conditions in the tax-exempt money market have improved in recent months. Demand for variable rate demand notes (or VRDNs, which represent the majority of short-term tax-exempt instruments) has been strong due to the attractive relative value of these securities versus Treasury bills. In the first six months of 2010, yields on weekly VRDNs, as measured by the Securities Industry and Financial Markets Association (SIFMA) Index, averaged 100 percent of yields on comparable taxable issues.

Recently, we have seen more issuers coming to market with one-year notes, which served to increase overall supply in the market and cause credit spreads to widen. Additionally, we have seen a bifurcated market as municipal issuers with stellar credit have benefited by issuing debt at very attractive rates while issuers who have been hit harder by the economic downturn are paying higher rates for their short-term financing.

For the first time since the outset of the recession, state governments saw year-over-year tax collections rise in the first quarter of 2010, but revenues were still well below pre-recession levels for most states. According to an analysis of Census Bureau data released by the Nelson A. Rockefeller Institute of Government at the State University of New York, state tax revenues increased 2.5 percent to $164.5 billion during the quarter, but much of this increase came from two states, California and New York, that have raised taxes in an attempt to close budget gaps. The Institute's report also noted that data from the 42 states that have released tax figures for April and May of this year suggests revenues for the second quarter grew less than one percent. With tax revenues still lagging and the phasing out of state assistance that was part of the federal economic stimulus plan, state budgets are expected to be under strain for several years.

Performance Analysis

As of June 30, 2010, Active Assets Tax-Free Trust had net assets of approximately $5.6 billion and an average portfolio maturity of 17 days. For the 12-month period ended June 30, 2010, the Fund provided a total return of 0.01 percent. For the seven-day period ended June 30, 2010, the Fund provided an effective annualized yield of 0.01 percent (subsidized) and –0.12 percent (non-subsidized) and a current yield of 0.01 percent (subsidized) and –0.12 percent (non-subsidized), while its 30-day moving average yield for June was 0.01 percent (subsidized) and –0.11 percent (non-subsidized). Yield quotations more closely reflect the current earnings of the Fund. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Protecting the safety and liquidity of the Fund's assets remained our first priority throughout the reporting period. To that end, we have focused on tax-exempt securities where our credit and risk teams have confidence in the quality of the issuer, the structure of the program, and the financial strength of the supporting institutions. In particular, investments have focused on issues with direct revenue streams such as water and sewer bonds. Furthermore, we continued to maintain a high level of liquidity in the portfolio with weighted average maturities on the short end of the maturity spectrum.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 06/30/10
Variable Rate Municipal Obligations	83.0%
Tax-Exempt Commercial Paper	7.0
Municipal Notes and Bonds	6.3
Investment Company	3.7
MATURITY SCHEDULE as of 06/30/10
1 - 30 Days	90.2%
31 - 60 Days	2.3
61 - 90 Days	2.4
91 - 120 Days	2.3
121 + Days	2.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will invest in high quality, short-term securities that are normally municipal obligations that pay interest exempt from federal income taxes. The Investment Adviser seeks to maintain the Fund's share price at $1.00. Municipal obligations are securities issued by state and local governments and their agencies. These securities typically are "general obligation" or "revenue" bonds, notes or commercial paper, including participations in lease obligations and installment purchase contracts of municipalities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example

As a shareholder of the Fund, you incur costs, including advisory fees; distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/10 – 06/30/10.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/10	06/30/10	01/01/10 – 06/30/10
Actual (0.00% return)	$1,000.00	$1,000.00	$1.39
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.41	$1.40

  @  Expenses are equal to the Fund's annualized expense ratio of 0.28% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the fund had borne all of its expenses, the annualized expense ratio would have been 0.44%. The U.S. Treasury Guarantee Program for Money Market Funds, which ended September 18, 2009, had no effect on the Fund for the six months ended June 30, 2010.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2009, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the three- and five-year periods but below its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Fund's management fee and total expense ratio were competitive with its peer group average, and that the Fund's performance was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2010

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
	Short-Term Variable Rate Municipal Obligations (82.9%)
	Alaska
$9,000	Alaska Housing Finance Corporation, Home Mortgage Ser 2009 A	0.25%	07/07/10	$9,000,000
	Arizona
12,600	Arizona Health Facilities Authority, Banner Health Ser 2008 D ROCs II-R Ser 11687	0.44	07/07/10	12,600,000
10,545	Austin Trust, Arizona Health Facilities Authority Banner Health Ser 2008 A Custody Receipts Ser 2008-1097	0.31	07/07/10	10,545,000
15,655	BB&T Municipal Trust, Salt River Project Agricultural Improvement & Power District Ser 2008 A Floater Certificates Ser 9	0.31	07/07/10	15,655,000
	Colorado
12,000	Broomfield Urban Renewal Authority, Broomfield Event Center Ser 2005	0.29	07/07/10	12,000,000
	City of Colorado Springs,
24,000	Utilities System Sub Lien Ser 2005 A	0.25	07/07/10	24,000,000
18,000	Utilities System Sub Lien Ser 2009 C	0.26	07/07/10	18,000,000
5,990	Colorado Educational & Cultural Facilities Authority, Oklahoma's Public Radio Ser 2005 A	0.31	07/07/10	5,990,000
1,570	Colorado Health Facilities Authority, Evangelical Lutheran Good Samaritan Society Ser 2008	0.28	07/07/10	1,570,000
	Connecticut
5,545	Barclays Capital Municipal Trust Receipts, Connecticut Health & Educational Facilities Authority Yale University Ser 2010 A-2 Floater-TRs Ser 22B	0.25	07/07/10	5,545,000
	Delaware
9,400	Delaware State Health Facilities Authority, Christiana Care Health Services Ser 2008 A	0.12	07/01/10	9,400,000
8,170	New Castle County, University Courtyard Apartments Ser 2005	0.32	07/07/10	8,170,000
	District of Columbia
5,935	District of Columbia Water & Sewer Authority, Public Utility Ser 1998 PUTTERs Ser 2964 (AGM Insd)	0.36	07/07/10	5,935,000
	Florida
	BB&T Municipal Trust,
23,705	Seminole County Water & Sewer Floater Certificates Ser 45	0.30	07/07/10	23,705,000
10,000	Tampa Bay Water Ser 2008 Floater Certificates Ser 36	0.30	07/07/10	10,000,000
	City of Gainesville,
74,830	Utilities System 2007 Ser A	0.22	07/07/10	74,830,000
22,330	Utilities System 2008 Ser B	0.20	07/07/10	22,330,000

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
$16,000	Florida State Board of Education, Capital Outlay Ser 2005 G ROCs II-R Ser 12017	0.31%	07/07/10	$16,000,000
9,035	Florida State Department of Transportation, Ser 2008 A PUTTERs Ser 2514	0.31	07/07/10	9,035,000
	Highlands County Health Facilities Authority,
30,300	Adventist Health System/Sunbelt Obligated Group Ser 2005 F	0.27	07/07/10	30,300,000
20,000	Adventist Health System/Sunbelt Obligated Group Ser 2005 G	0.34	07/07/10	20,000,000
24,000	Adventist Health System/Sunbelt Obligated Group Ser 2005 I	0.26	07/07/10	24,000,000
11,000	Adventist Health System/Sunbelt Obligated Group Ser 2006 B-2	0.26	07/07/10	11,000,000
4,455	Adventist Health System/Sunbelt Obligated Group Ser 2006 C ROCs II-R Ser 11564 (BHAC Insd)	0.36	07/07/10	4,455,000
28,270	Adventist Health System/Sunbelt Obligated Group Ser 2007 A-2	0.26	07/07/10	28,270,000
39,000	Miami-Dade County Expressway Authority, Toll System Ser 2006 Eagle #20060121 Class A (BHAC Insd)	0.32	07/07/10	39,000,000
17,025	North Broward Hospital District, Ser 2008 A	0.23	07/07/10	17,025,000
2,000	Orange County Health Facilities Authority, Orlando Regional Healthcare System Ser 2008 E	0.27	07/07/10	2,000,000
	Orlando-Orange County Expressway Authority,
30,090	Ser 2007 A Eagle #20070107 Class A (BHAC Insd)	0.32	07/07/10	30,090,000
35,500	Ser 2008 B-3	0.25	07/07/10	35,500,000
59,600	Ser 2008 B-4	0.25	07/07/10	59,600,000
5,000	Pinellas County Health Facilities Authority, Baycare Health System Ser 2009 A-2	0.29	07/07/10	5,000,000
	Georgia
91,900	Bartow County Development Authority, Georgia Power Company Plant Bowen First Series 2009	0.19	07/01/10	91,900,000
73,870	DeKalb Private Hospital Authority, Children's Healthcare of Atlanta Ser 2008	0.23	07/07/10	73,870,000
36,500	Georgia Municipal Electric Authority, General Sub Ser 1985 C	0.27	07/07/10	36,500,000
	Monroe County Development Authority,
8,000	Georgia Power Co Scherer Plant Second Ser 2008	0.80	01/07/11	8,000,000
55,800	Georgia Power Co Scherer Plant Second Ser 2009	0.19	07/01/10	55,800,000
	Illinois
	Chicago Board of Education,
5,200	Ser 2009 A-1	0.29	07/07/10	5,200,000
5,900	Ser 2009 A-2	0.31	07/07/10	5,900,000
159,300	County of Cook, Ser 2002 B	0.24	07/07/10	159,300,000
	Illinois Finance Authority,
127,900	Advocate Health Care Network Ser 2008 Subser C-1	0.22	07/07/10	127,900,000
39,825	Advocate Health Care Network Ser 2008 Subser C-2B	0.22	07/07/10	39,825,000

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
	Indiana
	Indiana Finance Authority,
$20,075	Ascension Health Senior Credit Group Ser 2008 E-7	0.20%	07/07/10	$20,075,000
11,500	Sisters of St Francis Health Services Inc Ser 2008 D	0.23	07/07/10	11,500,000
1,595	Sisters of St Francis Health Services Inc Ser 2008 I	0.20	07/07/10	1,595,000
68,040	Trinity Health Ser 2008 D-1	0.23	07/07/10	68,040,000
63,520	Trinity Health Ser 2008 D-2	0.23	07/07/10	63,520,000
1,130	Purdue University, Student Facilities System Ser 2007 C	0.19	07/07/10	1,130,000
	Iowa
17,300	Iowa Finance Authority, CHF-Des Moines LLC Ser 2007 A	0.34	07/07/10	17,300,000
10,000	Iowa Higher Education Loan Authority, Grinnell College Ser 2008	0.31	07/07/10	10,000,000
	Kansas
	Kansas State Department of Transportation,
3,840	Highway Ser 2004 A PUTTERs Ser 2969 (AGM Insd)	0.31	07/07/10	3,840,000
31,075	Highway Ser 2008 A-4	0.24	07/07/10	31,075,000
	Maryland
40,900	Maryland Economic Development Corporation, Howard Hughes Medical Institute Ser 2008 A	0.17	07/07/10	40,900,000
	Maryland Health & Higher Educational Facilities Authority,
7,500	Catholic Health Initiatives Ser 1997 B	0.25	07/07/10	7,500,000
7,125	LifeBridge Health Ser 2008 ROCs II-R Ser 11594 (AGC Insd)	0.33	07/07/10	7,125,000
	Massachusetts
6,905	Barclays Capital Municipal Trust Receipts, Massachusetts Health & Educational Facilities Authority MIT Ser 2008 N Floater-TRs Ser 15W	0.28	07/07/10	6,905,000
11,000	Massachusetts Bay Transportation Authority, Senior Sales Tax Window Ser 2010 A	0.40	01/26/11	11,000,000
	Massachusetts Development Finance Agency,
6,580	Cushing Academy Ser 2004	0.31	07/07/10	6,580,000
15,500	Phillips Academy Ser 2003	0.31	07/07/10	15,500,000
	Massachusetts Health & Educational Facilities Authority,
10,000	Harvard University Ser 2005 C ROCs II-R Ser 10390	0.31	07/07/10	10,000,000
50,000	Partners HealthCare System Inc 2003 Ser D-2	0.26	07/07/10	50,000,000
16,400	Massachusetts State Department of Transportation, Metropolitan Highway System Ser 2010 A-2	0.22	07/07/10	16,400,000
93,910	Massachusetts Water Resources Authority, Gen Ser 2008 F	0.22	07/07/10	93,910,000
38,990	University of Massachusetts Building Authority, Ser 2008-1	0.21	07/07/10	38,990,000

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
	Michigan
	Kent Hospital Finance Authority,
$22,555	Metropolitan Hospital Ser 2005 B	0.38%	07/07/10	$22,555,000
23,000	Spectrum Health Ser 2008 B-3	0.19	07/07/10	23,000,000
	Michigan State Hospital Finance Authority,
25,000	Ascension Health Senior Credit Group Ser 2010 F-2	0.18	07/07/10	25,000,000
20,000	Ascension Health Senior Credit Group Window Ser 2010 F-8	0.40	01/26/11	20,000,000
5,105	Trinity Health Credit Group Ser 2006 A	0.31	07/07/10	5,105,000
35,320	Michigan State University, Ser 2003 A	0.23	07/07/10	35,320,000
23,940	University of Michigan, General Ser 2008 A	0.15	07/01/10	23,940,000
	Minnesota
5,800	City of Minneapolis, Fairview Health Services Ser 2008 C	0.17	07/07/10	5,800,000
	Mississippi
9,000	Mississippi Business Finance Corporation, Petal Gas Storage LLC Ser 2007	0.21	07/07/10	9,000,000
	Missouri
10,110	Cape Girardeau County Industrial Development Authority, St Francis Medical Center Ser 2009 B	0.29	07/07/10	10,110,000
	Missouri State Health & Educational Facilities Authority,
7,955	BJC Health System Ser 2003 PUTTERs Ser 2587	0.31	07/07/10	7,955,000
20,000	BJC Health System Ser 2008 A	0.27	07/07/10	20,000,000
28,100	BJC Health System Ser 2008 B	0.26	07/07/10	28,100,000
44,000	BJC Health System Ser 2008 D	0.26	07/07/10	44,000,000
5,200	BJC Health System Ser 2008 E	0.27	07/07/10	5,200,000
30,000	Sisters of Mercy Health System Ser 2008 D	0.26	07/07/10	30,000,000
27,600	Sisters of Mercy Health System Ser 2008 E	0.26	07/07/10	27,600,000
	Nebraska
63,285	Central Plains Energy Project, Gas Project No 2 Ser 2009	0.33	07/07/10	63,285,000
	Nevada
	City of Reno,
9,915	Renown Regional Medical Center Ser 2008 B	0.20	07/07/10	9,915,000
5,930	Renown Regional Medical Center Ser 2009 B	0.20	07/07/10	5,930,000
	New Hampshire
8,000	JP Morgan & Co, New Hampshire Health & Higher Education Facilities Authority LRG Healthcare Ser 2009 PUTTERs Ser 3648	0.31	07/07/10	8,000,000
38,920	New Hampshire Health & Education Facilities Authority, St Paul's School Ser 1998	0.32	07/07/10	38,920,000

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
	New Mexico
	New Mexico Finance Authority,
$50,300	Sub Lien Ser 2008 Subser A-2	0.24%	07/07/10	$50,300,000
40,000	Sub Lien Ser 2008 Subser B-2	0.27	07/07/10	40,000,000
25,490	New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services Ser 2008	0.25	07/07/10	25,490,000
40,000	New Mexico Municipal Energy Acquisition Authority, Gas Supply Ser 2009	0.60	07/07/10	40,000,000
	New York
	Austin Trust,
15,260	New York City Fiscal 2005 Ser E Custody Receipts Ser 2008-1198 (AGM Insd)	0.31	07/07/10	15,260,000
7,250	New York City Municipal Water Finance Authority Fiscal 2005 Ser B Custody Receipts Ser 2008-1199 (AGM Insd)	0.31	07/07/10	7,250,000
10,325	BB&T Municipal Trust, New York City Fiscal 2008 Subser C-1 Floater Certificates Ser 2055	0.32	07/07/10	10,325,000
	City of New York,
2,500	Fiscal 2005 Ser O ROCs II-R Ser 11685	0.32	07/07/10	2,500,000
36,350	Fiscal 2008 Subser L- 6	0.10	07/01/10	36,350,000
6,000	JP Morgan Chase & Co, New York City Municipal Water Finance Authority Ser 2009 EE PUTTERs Ser 3587	0.31	07/07/10	6,000,000
24,445	Metropolitan Transportation Authority, Ser 2005 B Eagle #20060114 Class A (BHAC Insd)	0.32	07/07/10	24,445,000
113,000	New York City Municipal Water Finance Authority, Second General Fiscal 2010 Ser CC	0.28	07/07/10	113,000,000
34,000	New York Liberty Development Corporation, World Trade Center Ser 2009 A	0.50	01/18/11	34,000,000
11,665	Port Authority of New York & New Jersey, Cons 135th Ser 2004 PUTTERs Ser 3094	0.31	07/07/10	11,665,000
21,610	Triborough Bridge & Tunnel Authority, Ser 2005 B-4	0.33	07/07/10	21,610,000
	North Carolina
38,540	City of Winston-Salem, Water & Sewer System Ser 2007 B	0.22	07/07/10	38,540,000
6,685	County of Guilford, Ser 2007 B	0.33	07/07/10	6,685,000
4,930	County of New Hanover, New Hanover Regional Medical Center Ser 2008 A	0.30	07/07/10	4,930,000
	North Carolina Medical Care Commission,
67,900	Duke University Health System Ser 2005 A	0.21	07/07/10	67,900,000
11,890	FirstHealth of the Carolinas Ser 2008 A	0.21	07/07/10	11,890,000
38,750	Novant Health Obligated Group Ser 2004 A	0.25	07/07/10	38,750,000
38,685	Novant Health Ser 2008 B	0.22	07/07/10	38,685,000

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
$46,765	Novant Health Ser 2008 C	0.27%	07/07/10	$46,765,000
3,500	United Church Homes & Services Ser 2007	0.34	07/07/10	3,500,000
	State of North Carolina,
47,350	Ser 2002 B	0.18	07/07/10	47,350,000
20,000	Ser 2002 D	0.18	07/07/10	20,000,000
15,000	Ser 2002 E	0.20	07/07/10	15,000,000
30,000	University of North Carolina at Chapel Hill, Ser 2005 Eagle #720053014 Class A	0.31	07/07/10	30,000,000
	Ohio
	City of Columbus,
14,200	Sewer Ser 2008 B	0.26	07/07/10	14,200,000
1,400	Sewer Ser 2008 PUTTERs Ser 2456	0.31	07/07/10	1,400,000
27,400	County of Franklin, OhioHealth Corporation, Ser 2008 A	0.24	07/07/10	27,400,000
100	Ohio State University, General Receipts Ser 2005 B	0.22	07/07/10	100,000
19,055	State of Ohio, Common Schools Ser 2006 B	0.20	07/07/10	19,055,000
	Oklahoma
	Oklahoma Turnpike Authority,
30,000	Second Senior Ser 2006 C	0.30	07/07/10	30,000,000
21,500	Second Senior Ser 2006 D	0.27	07/07/10	21,500,000
	Oregon
	Oregon State Facilities Authority,
29,115	Lewis & Clark College Ser 2008 A	0.32	07/07/10	29,115,000
37,960	PeaceHealth Ser 2008 A	0.23	07/07/10	37,960,000
31,095	PeaceHealth Ser 2008 B	0.23	07/07/10	31,095,000
19,300	PeaceHealth Ser 2008 D	0.26	07/07/10	19,300,000
	Pennsylvania
9,665	Berks County Municipal Authority, Reading Hospital & Medical Center Ser 2009 A-5	0.55	07/15/10	9,665,000
	Bucks County Industrial Development Authority,
4,930	Grand View Hospital Ser 2008 A	0.25	07/07/10	4,930,000
5,850	Grand View Hospital Ser 2008 B	0.26	07/07/10	5,850,000
3,395	Pennswood Village Ser 2007 A	0.35	07/07/10	3,395,000
28,510	Cumberland County Municipal Authority, Asbury Pennsylvania Obligated Group Ser 2006	0.28	07/07/10	28,510,000
7,750	Derry Township Industrial & Commercial Development Authority, Hotel Tax Arena Ser 2000 A	0.28	07/07/10	7,750,000
	Pennsylvania Turnpike Commission,
42,330	2008 Ser A-2	0.28	07/07/10	42,330,000
30,000	Ser 2008 B-1	0.28	07/07/10	30,000,000

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
	RBC Municipal Products Inc Trust,
$8,000	Allegheny County Hospital Development Authority University of Pittsburgh Medical Center Ser 2007 B-2 Floater Certificates Ser E-16	0.30%	07/07/10	$8,000,000
10,600	Berks County Municipal Authority Reading Hospital & Medical Center Ser 2008 Floater Certificates Ser C-13	0.30	07/07/10	10,600,000
23,000	Berks County Municipal Authority Reading Hospital & Medical Center Ser 2009 A-1 & A-2 Floater Certificates Ser E-15	0.31	07/07/10	23,000,000
6,360	Southcentral General Authority, WellSpan Health Series 2008 A ROCs II-R Ser 11686	0.32	07/07/10	6,360,000
	South Carolina
45,800	City of Columbia, Waterworks & Sewer System Ser 2009	0.20	07/01/10	45,800,000
	South Carolina Jobs-Economic Development Authority,
1,000	AnMed Health Ser 2009 A	0.20	07/07/10	1,000,000
2,000	Anmed Health Ser 2009 C	0.20	07/07/10	2,000,000
28,190	South Carolina Transportation Infrastructure Bank, Ser 2003 B-2	0.25	07/07/10	28,190,000
	South Dakota
27,075	South Dakota Health & Educational Facilities Authority, Avera Health Ser 2008 A-2	0.25	07/07/10	27,075,000
	Tennessee
4,000	Franklin County Health & Educational Facilities Board, University of the South Ser 1998 B	0.35	07/07/10	4,000,000
70,200	Montgomery County Public Building Authority, Pooled Financing Ser 2006	0.20	07/01/10	70,200,000
23,300	Sevier County Public Building Authority, Local Government Public Improvement Ser 6 A-1	0.34	07/07/10	23,300,000
3,900	Shelby County Health Educational & Housing Facilities Board, Trezevant Manor Ser 2007 A	0.31	07/07/10	3,900,000
	Texas
	Austin Trust,
12,465	Dallas Area Rapid Transit Sales Tax Ser 2008 Custody Receipts Ser 2008-1162	0.31	07/07/10	12,465,000
15,000	Dallas Area Rapid Transit Sales Tax Ser 2008 Custody Receipts Ser 2008-1163	0.31	07/07/10	15,000,000
16,995	Red River Education Finance Corporation, St Marks School Ser 2007 Custody Receipts Ser 2007-334	0.31	07/07/10	16,995,000
10,570	Tarrant County Cultural Education Facilities Finance Corporation, Texas Health Resources Ser 2007 A Custody Receipts Ser 2007-1031	0.31	07/07/10	10,570,000
26,350	Texas Transportation Commission Ser 2007 Custody Receipts Ser 2007-1026	0.31	07/07/10	26,350,000

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
$32,700	City of Houston, Combined Utility System First Lien Ser 2004 B	0.27%	07/07/10	$32,700,000
5,200	Dallas Area Rapid Transit, Sales Tax Ser 2008 ROCs II-R Ser 11541	0.32	07/07/10	5,200,000
11,500	El Paso Facilities Development Corporation, Bienvivir Senior Health Services Ser 2007	0.34	07/07/10	11,500,000
	Harris County Cultural Education Facilities Finance Corporation,
2,000	Methodist Hospital System Ser 2008 C-1	0.12	07/01/10	2,000,000
19,200	Methodist Hospital System Ser 2008 C-2	0.12	07/01/10	19,200,000
51,800	Methodist Hospital System Ser 2009 C-2	0.12	07/01/10	51,800,000
	Harris County Health Facilities Development Corporation,
14,000	Baylor College of Medicine Ser 2007 B	0.14	07/01/10	14,000,000
6,065	Methodist Hospital System Ser 2008 A-1	0.12	07/01/10	6,065,000
10,100	Methodist Hospital System Ser 2008 A-2	0.12	07/01/10	10,100,000
15,200	Harris County Industrial Development Corporation, Baytank Inc Ser 1998	0.25	07/07/10	15,200,000
48,630	North Central Texas Health Facility Development Corporation, Baylor Health Care System Ser 2006 A	0.20	07/07/10	48,630,000
22,000	RBC Municipal Products Inc Trust, Houston Combined Utility System First Lien Ser 2010 B Floater Certificates Ser E-14	0.30	07/07/10	22,000,000
30,000	State of Texas, Mobility Fund Ser 2006 Eagle # 20060126 CL A	0.31	07/07/10	30,000,000
20,975	Tarrant County Cultural Education Facilities Finance Corporation, Scott White Memorial Hospital Ser 2008	0.27	07/07/10	20,975,000
	University of Texas,
62,120	Financing System Ser 2007 B	0.20	07/07/10	62,120,000
60,400	Financing System Ser 2008 B	0.20	07/07/10	60,400,000
43,400	Financing System Ser 2008 B	0.22	07/07/10	43,400,000
73,635	Financing System Ser 2008 B	0.22	07/07/10	73,635,000
	Utah
41,400	Central Utah Water Conservancy District, Ser 2008 A	0.29	07/07/10	41,400,000
	City of Murray,
43,500	IHC Health Services Inc Ser 2003 A	0.26	07/07/10	43,500,000
39,800	IHC Health Services Inc Ser 2003 B	0.26	07/07/10	39,800,000
	Utah Water Finance Agency,
32,000	Ser 2008 B	0.24	07/07/10	32,000,000
34,900	Ser 2008 B-2	0.24	07/07/10	34,900,000
	Virginia
	Fairfax County Industrial Development Authority,
3,230	Inova Health System Foundation Ser 1988 A	0.26	07/07/10	3,230,000
6,750	Inova Health System Foundation Ser 1998 B	0.26	07/07/10	6,750,000
58,300	Inova Health System Foundation Ser 2000	0.18	07/07/10	58,300,000
7,500	Inova Health System Window Ser 2010 A-1	0.43	01/26/11	7,500,000

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
$6,000	JP Morgan & Co, Fairfax County Industrial Development Authority Inova Health System Foundation Ser 2009 A PUTTERs Ser 3590	0.31%	07/07/10	$6,000,000
	Norfolk Economic Development Authority,
7,700	Sentara Healthcare Window Ser 2010 B	0.43	01/26/11	7,700,000
6,000	Sentara Healthcare Window Ser 2010 C	0.43	01/26/11	6,000,000
	Washington
	Barclays Capital Municipal Trust Receipts,
1,000	King County Limited Tax Ser 2009 Floater-TRs Ser 2009 1W (AGC Insd)	0.32	07/07/10	1,000,000
6,930	Washington Ser 2010 C Floater-TRs Ser 2009 32B	0.32	07/07/10	6,930,000
43,000	County of King, Sewer Ser 2007 Eagle #20070084 Class A (AGM Insd)	0.32	07/07/10	43,000,000
9,675	Eclipse Funding Trust, Seattle Water System Ser 2005 Solar Eclipse Ser 2006-0002	0.31	07/07/10	9,675,000
32,025	Washington Health Care Facilities Authority, Swedish Health Services Ser 2006	0.27	07/07/10	32,025,000
7,430	Washington Higher Education Facilities Authority, Seattle University Ser 2008 A	0.32	07/07/10	7,430,000
	Wisconsin
3,375	Milwaukee Redevelopment Authority, University of Wisconsin-Milwaukee-Kenilworth Ser 2005	0.31	07/07/10	3,375,000
3,000	Wisconsin Health & Educational Facilities Authority, Children's Hospital of Wisconsin Ser 2008 B Floater-TRs Ser 15W	0.32	07/07/10	3,000,000
	Total Short-Term Variable Rate Municipal Obligations (Cost $4,635,355,000)			4,635,355,000

		COUPON RATE	MATURITY DATE	YIELD TO MATURITY ON DATE OF PURCHASE
	Tax-Exempt Commercial Paper (7.0%)
	California
55,000	San Gabriel Valley Council of Governments, Alameda Corridor East GANs	0.36%	07/22/10	0.36%	55,000,000
	Florida
24,580	Jacksonville, Ser A	0.34	08/09/10	0.34	24,580,000
	Maryland
33,100	Baltimore County, Consolidated Public Improvement Ser 2002 BANs	0.31	07/22/10	0.31	33,100,000
29,200	Maryland Health & Educational Facilities Authority, Johns Hopkins Health System Ser 2004 A	0.30	07/28/10	0.30	29,200,000

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	YIELD TO MATURITY ON DATE OF PURCHASE	VALUE
$37,000	Montgomery County, 2010 Ser B BANs	0.32%	08/17/10	0.32%	$37,000,000
	Texas
43,500	Austin, Combined Utility Systems Ser 2002 A	0.37	07/08/10	0.37	43,500,000
	Harris County Cultural Education Facilities Finance Corporation,
60,000	Methodist Hospital System Ser 2009 C-1	0.33	10/05/10	0.33	60,000,000
10,000	Methodist Hospital System Ser 2009 C-1	0.36	10/20/10	0.36	10,000,000
	Texas Municipal Power Agency,
39,000	Ser 2005 A	0.35	07/06/10	0.35	39,000,000
29,000	Ser 2005 A	0.33	07/20/10	0.33	29,000,000
	Washington
30,200	King County, Sewer Ser A	0.34	08/09/10	0.34	30,200,000
	Total Tax-Exempt Commercial Paper (Cost $390,580,000)				390,580,000
	Short-Term Municipal Notes and Bonds (6.3%)
	Georgia
	Georgia Municipal Gas Authority,
18,200	Gas Portfolio III 2009 Ser H, dtd 12/02/09	2.00	11/18/10	0.73	18,287,982
13,000	Gas Portfolio III 2010 Ser I, dtd 05/17/10	2.00	05/17/11	0.65	13,152,838
	Kentucky
20,000	Louisville & Jefferson County Metropolitan Sewer District, Sewer & Drainage System Sub Ser 2009 A BANs, dtd 08/19/09	3.00	08/19/10	0.35	20,070,525
	Massachusetts
20,000	Pioneer Valley Transit Authority, Ser 2009 RANs, dtd 07/30/09	2.25	07/29/10	1.67	20,008,739
	Michigan
55,000	Michigan, Fiscal 2010 Ser A, dtd 12/10/09	2.00	09/30/10	0.53	55,200,711
18,000	Michigan Municipal Bond Authority, State Aid Ser 2009 C-3, dtd 08/20/09	2.50	08/20/10	0.85	18,040,340
	New York
10,000	Cattaraugus-Little Valley Central School District, Ser 2009 B BANs, dtd 07/30/09	2.25	07/30/10	1.37	10,006,897
2,750	Downsville Central School District, Ser 2009 BANs, dtd 07/15/09	2.75	07/15/10	1.45	2,751,351
6,000	Forestville Central School District, Ser 2009 BANs, dtd 07/16/09	2.00	07/15/10	1.21	6,001,795
6,000	Lewiston-Porter Central School District, Ser 2009 BANs, dtd 07/30/09	2.25	07/29/10	1.33	6,004,177

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	YIELD TO MATURITY ON DATE OF PURCHASE	VALUE
$6,000	Phoenix Central School District, Ser 2009 BANs, dtd 07/16/09	2.25%	07/16/10	1.41%	$6,002,042
4,000	Red Creek Central School District, Ser 2009 A BANs, dtd 07/15/09	2.25	07/15/10	1.47	4,001,178
	Ohio
7,580	Bellefontaine City School District, Ser 2009 BANs, dtd 12/22/09	1.00	12/15/10	0.50	7,597,220
6,000	City of Marion, Ser 2009 B BANs, dtd 10/14/09	1.75	10/13/10	1.25	6,008,434
8,000	County of Lucas, Ser 2009 BANs, dtd 07/22/09	1.00	07/22/10	0.70	8,001,367
10,000	Elgin Local School District, School Facilities Construction & Improvement Ser 2010, dtd 05/27/10	1.75	09/15/10	0.76	10,020,267
6,620	Northwestern Local School District Clark County, Ser 2010 BANs, dtd 02/18/10	2.00	12/01/10	0.50	6,661,577
2,000	Township of Deerfield, Ser 2009 BANs, dtd 11/12/09	1.50	11/10/10	0.67	2,005,956
15,000	Township of Union, Ser 2009 BANs, dtd 09/15/09	1.25	09/14/10	0.70	15,016,813
6,000	Wadsworth City School District, Ser 2009 Notes, dtd 09/22/09	2.25	09/22/10	0.65	6,021,680
	Pennsylvania
1,000	City of Lock Haven, Ser 2009 B, dtd 12/21/09	1.50	12/22/10	0.70	1,003,784
	Texas
101,800	State of Texas, Ser 2009 TRANs, dtd 09/01/09	2.50	08/31/10	0.47	102,143,043
	Wisconsin
11,000	Wisconsin Rural Water Construction Loan Program, Ser 2009 BANs, dtd 10/27/09	1.50	11/15/10	0.75	11,030,689
	Total Short-Term Municipal Notes and Bonds (Cost $355,039,405)				355,039,405

NUMBER OF SHARES (000)
	Investment Company (3.7%)
204,400	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 5) (Cost $204,400,000)		204,400,000
	Total Investments (Cost $5,585,374,405) (c)	99.9%	5,585,374,405
	Other Assets in Excess of Liabilities	0.1	5,400,998
	Net Assets	100.0%	$5,590,775,403

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2010 continued

  BANs  Bond Anticipation Notes.

  GANs  Grant Anticipation Notes.

  PUTTERs  Puttable Tax-Exempt Receipts.

  RANs  Revenue Anticipation Notes.

  ROCs  Reset Option Certificates.

  TRANs  Tax Revenue Anticipation Notes.

  (a)  Rate shown is the rate in effect at June 30, 2010.

  (b)  Date on which the principal amount can be recovered through demand.

  (c)  Cost is the same for federal income tax purposes.

Bond Insurance:

  AGC  Assured Guaranty Corporation.

  AGM  Assured Guaranty Municipal Corporation.

  BHAC  Berkshire Hathaway Assurance Corporation.

See Notes to Financial Statements

Active Assets Tax-Free Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2010

Assets:
Investments in securities, at value (cost $5,380,974,405)	$5,380,974,405
Investment in affiliate, at value (cost $204,400,000)	204,400,000
Cash	335,805
Receivable for:
Interest	7,215,656
Dividends from affiliate	888
Prepaid expenses and other assets	112,168
Total Assets	5,593,038,922
Liabilities:
Payable for:
Investment advisory fee	1,262,044
Transfer agent fee	346,884
Administration fee	261,709
Shares of beneficial interest redeemed	104
Accrued expenses and other payables	392,778
Total Liabilities	2,263,519
Net Assets	$5,590,775,403
Composition of Net Assets:
Paid-in-capital	$5,590,825,954
Dividends in excess of net investment income	(116,756)
Accumulated undistributed net realized gain	66,205
Net Assets	$5,590,775,403
Net Asset Value Per Share 5,590,550,269 shares outstanding (unlimited shares authorized of $.01 par value)	$1.00

See Notes to Financial Statements

Active Assets Tax-Free Trust

Financial Statements continued

Statement of Operations

For the year ended June 30, 2010

Net Investment Income: Income
Interest	$18,975,464
Dividend from affiliate	6,834
Total Income	18,982,298
Expenses
Investment advisory fee	16,001,226
Distribution fee	6,375,614
Administration fee	3,187,807
Transfer agent fees and expenses	1,394,829
Mutual fund insurance (Note 8)	914,729
Custodian fees	200,266
Trustees' fees and expenses	194,323
Shareholder reports and notices	159,440
Registration fees	107,086
Professional fees	85,144
Other	582,801
Total Expenses	29,203,265
Less: amounts waived/reimbursed	(10,817,429)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(8,961)
Net Expenses	18,376,875
Net Investment Income	605,423
Net Realized Gain	107,339
Net Increase	$712,762

See Notes to Financial Statements

Active Assets Tax-Free Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED JUNE 30, 2010	FOR THE YEAR ENDED JUNE 30, 2009
Increase (Decrease) in Net Assets: Operations:
Net investment income	$605,423	$81,718,123
Net realized gain	107,339	79,181
Net Increase	712,762	81,797,304
Dividends and Distributions to Shareholders from:
Net investment income	(628,861)	(82,348,974)
Net realized gain	(8,748)	(31,988)
Total Dividends and Distributions	(637,609)	(82,380,962)
Net decrease from transactions in shares of beneficial interest	(1,569,556,546)	(4,193,975,419)
Net Decrease	(1,569,481,393)	(4,194,559,077)
Net Assets:
Beginning of period	7,160,256,796	11,354,815,873
End of Period (Including dividends in excess of net investment income of $116,756 and accumulated undistributed net investment income of $277,136, respectively)	$5,590,775,403	$7,160,256,796

See Notes to Financial Statements

Active Assets Tax-Free Trust

Notes to Financial Statements  ■  June 30, 2010

1. Organization and Accounting Policies

Active Assets Tax-Free Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of daily income which is exempt from federal income tax consistent with stability of principal and liquidity. The Fund was organized as a Massachusetts business trust on March 30, 1981 and commenced operations on July 7, 1981.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the Act. Investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non-taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended June 30, 2010 remains subject to examination by taxing authorities.

D. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to shareholders as of the close of each business day.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Active Assets Tax-Free Trust

Notes to Financial Statements  ■  June 30, 2010 continued

F. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through the date of issuance of these financial statements.

G. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in  determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Active Assets Tax-Free Trust

Notes to Financial Statements  ■  June 30, 2010 continued

The following is the summary of the inputs used as of June 30, 2010 in valuing the Fund's investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT JUNE 30, 2010 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Short-Term Investments
Short-Term Variable Rate Municipal Obligations	$4,635,355,000	—	$4,635,355,000	—
Tax-Exempt Commercial Paper	390,580,000	—	390,580,000	—
Short-Term Municipal Notes and Bonds	355,039,405	—	355,039,405	—
Investment Company	204,400,000	$204,400,000	—	—
Total	$5,585,374,405	$204,400,000	$5,380,974,405	—

3. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.45% to the portion of the daily net assets not exceeding $500 million; 0.375% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; 0.20% to the portion of the daily net assets exceeding $3 billion but not exceeding $15 billion; and 0.199% to the portion of the daily net assets exceeding $15 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.05% to the Fund's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Active Assets Tax-Free Trust

Notes to Financial Statements  ■  June 30, 2010 continued

4. Plan of Distribution

Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the promotion of sales of Fund shares.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended June 30, 2010, the distribution fee was accrued at the annual rate of 0.10%.

The Distributor, Investment Adviser and Administrator have voluntarily agreed to waive/reimburse all or a portion of the Fund's distribution fee, investment advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Fund on a daily basis. For the year ended June 30, 2010, the Distributor waived $6,375,614 and the Investment Adviser waived $4,441,815. The fee waivers and/or expense reimbursements are expected to continue until such time that the Board of Trustees acts to discontinue such waivers and/or reimbursements when it deems such action is appropriate.

5. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class. For the year ended June 30, 2010, advisory fees paid were reduced by $8,961 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as "dividend from affiliate" in the Statement of Operations and totaled $6,834 for the year ended June 30, 2010. During the year ended June 30, 2010, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class aggregated $611,000,000 and $406,600,000, respectively.

The cost of purchases and proceeds from sales/maturities of portfolio securities for the year ended June 30, 2010 aggregated $15,850,732,943 and $17,449,597,526, respectively. Included in the aforementioned transactions are purchases and sales of $1,471,792,000 and $772,765,000, respectively, with other Morgan Stanley Funds.

Active Assets Tax-Free Trust

Notes to Financial Statements  ■  June 30, 2010 continued

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended June 30, 2010, included in "trustees' fees and expenses" in the Statement of Operations amounted to $12,810. At June 30, 2010, the Fund had an accrued pension liability of $65,013, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees they receive for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	FOR THE YEAR ENDED JUNE 30, 2010	FOR THE YEAR ENDED JUNE 30, 2009
Shares sold	17,627,538,288	32,422,609,647
Shares issued in reinvestment of dividends	637,609	82,315,358
	17,628,175,897	32,504,925,005
Shares redeemed	(19,197,732,443)	(36,698,900,424)
Net decrease in shares outstanding	(1,569,556,546)	(4,193,975,419)

7. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends

Active Assets Tax-Free Trust

Notes to Financial Statements  ■  June 30, 2010 continued

and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED JUNE 30, 2010	FOR THE YEAR ENDED JUNE 30, 2009
Tax-exempt income	$626,852	$78,596,780
Ordinary income	5,081	3,781,336
Long-term capital gains	27,676	2,846
Total distributions	$659,609	$82,380,962

As of June 30, 2010, the tax-basis components of accumulated losses were as follows:

Undistributed tax-exempt income	—
Undistributed ordinary income	—
Undistributed long-term gains	$66,205
Net accumulated earnings	66,205
Temporary differences	(116,756)
Net unrealized appreciation	—
Total accumulated losses	$(50,551)

As of June 30, 2010, the Fund had temporary book/tax differences attributable to nondeductible expenses.

Permanent differences, due to equalization debits and nondeductible expenses, resulted in the following reclassifications among the Fund's components of net assets at June 30, 2010:

Dividends in Excess of Net Investment Income	Accumulated Undistributed Net Realized Gain	Paid-in-Capital
$(370,454)	$(64,964)	$435,418

8. Guarantee Program for Money Market Funds

On September 29, 2008, the Trustees approved the participation by the Fund in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). Under this Program, the U.S. Treasury guaranteed investors of participating money market funds that they would receive $1.00 for each money market fund share held as of close of business on September 19, 2008.

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Notes to Financial Statements  ■  June 30, 2010 continued

Each money market fund paid a fee in order to participate in the Program. The Program went into effect for an initial three month term and was subsequently extended by the U.S. Treasury through September 18, 2009, at which time the Program expired. Accordingly, the Fund is no longer participating in the Program as of the date of this report.

9. New Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this new guidance on the Fund's financial statements, if any, is currently being assessed by the Fund's management.

Active Assets Tax-Free Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED JUNE 30,
	2010		2009		2008		2007	2006
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Net income from investment operations	0.000	(1)	0.008		0.026		0.032	0.025
Less dividends from net investment income	(0.000	)(1)(2)	(0.008	)(2)	(0.026	)(2)	(0.032)	(0.025)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return	0.01%		0.79%		2.60%		3.22%	2.53%
Ratios to Average Net Assets:
Total expenses	0.29	%(3)(4)(5)	0.43	%(3)(4)(5)	0.42	%(3)	0.45%	0.47%
Net investment income	0.01	%(3)(4)(5)	0.85	%(3)(4)(5)	2.42	%(3)	3.19%	2.57%
Rebate from Morgan Stanley affiliate	0.00	%(6)	0.01%		0.00	%(6)	–	–
Supplemental Data:
Net assets, end of period, in millions	$5,591		$7,160		$11,355		$6,154	$4,637

(1)  Amount is less than $0.001.

(2)  Includes capital gain distribution of less than $0.001.

(3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(4)  Reflects fees paid in connection with the U.S. Treasury Guarantee Program for Money Markets Funds. This fee had an effect of 0.01% and 0.04% for the years ended 2010 and 2009, respectively (See Note 8).

(5)  If the Fund had borne all expenses that were reimbursed or waived by the Distributor, Investment Adviser and Administrator, the annualized expense and net investment income (loss) ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME (LOSS) RATIO
June 30, 2010	0.46%	(0.16)%
June 30, 2009	0.45	0.83

(6)  Amount is less than 0.005%.

See Notes to Financial Statements

Active Assets Tax-Free Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Active Assets Tax-Free Trust:

We have audited the accompanying statement of assets and liabilities of Active Assets Tax-Free Trust (the "Fund"), including the portfolio of investments, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Active Assets Tax-Free Trust as of June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
August 26, 2010

Active Assets Tax-Free Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

Active Assets Tax-Free Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

Active Assets Tax-Free Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

Active Assets Tax-Free Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 8p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information

Active Assets Tax-Free Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Active Assets Tax-Free Trust

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Stategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government.	162	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	164	Director of various business organizations.

Active Assets Tax-Free Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (61) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Active Assets Tax-Free Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	162	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

Active Assets Tax-Free Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, of Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (62) c/o Morgan Stanley Services Company Inc. Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Active Assets Tax-Free Trust

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Mary Ann Picciotto (37) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Active Assets Tax-Free Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (44) c/o Morgan Stanley Services Company Inc. Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

  *  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

2010 Federal Tax Notice (unaudited)
For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2010. The Fund designated and paid 99.68% of its income dividends as tax-exempt income dividends. The Fund designated and paid $5,676 as a long-term capital gain distribution. In addition, Fund shareholders redeemed $19,197,732,443 of shares during the fiscal year. Of these proceeds, approximately $22,000 represented long-term capital gains from the Fund.
In January, the Fund provides tax information to shareholders for the preceding calendar year.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2010 Morgan Stanley

AATANN
IU10-02987P-Y06/10

MORGAN STANLEY FUNDS

Active Assets
Tax-Free Trust

Annual Report

June 30, 2010

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2010

	Registrant			Covered Entities(1)
Audit Fees		$30, 400		N/A

Non-Audit Fees
Audit-Related Fees			$(2)	$6,909,000	(2)
Tax Fees		$7,711	(3)	$1,013,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$7,711		$7,922,000

Total		$38,111		$7,922,000

2009

	Registrant			Covered Entities(1)
Audit Fees		$30,400		N/A

Non-Audit Fees
Audit-Related Fees			$(2)	$6,418,000	(2)
Tax Fees		$5,052	(3)	$881,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$5,052		$7,299,000

Total		$35,452		$7,299,000

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.
(5)	All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.     Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.     Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.     Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.     Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.     Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.     All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.     Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.     Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)    Not applicable.

(g)   See table above.

(h)   The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)   The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Active Assets Tax-Free Trust

/s/ Randy Takian
Randy Takian
Principal Executive Officer
August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
August 17, 2010

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 17, 2010